                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER




The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated February 1, 1997, (97-1), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 1997 to December 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of January, 1998.


                                  GREEN TREE FINANCIAL CORP.

                              BY: /s/ Phyllis A. Knight
                                  ---------------------------
                                  Phyllis A. Knight
                                  Senior Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%,6.05%,6.23%,6.49%,6.86%,7.29%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                                 DECEMBER 1997



                         CUSIP#'S   393505-SD5,SE3,SF0,SG8,SH6,SJ2
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 1/15/98

                                                 Total $           Per $1,000
                                                 Amount            Original
                                               ----------         -----------

Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                         $6,439,224.66

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                       0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                    6,439,224.66


A.  Interest
    (2)  Aggregate Interest
         a. Class A-1 Remittance Rate(5.71%)         5.71%
         b. Class A-1 Interest                         .00           0.00000000
         c. Class A-2 Remittance Rate(6.05%)         6.05%
         d. Class A-2 Interest                 318,633.79            4.89264940
         e. Class A-3 Remittance Rate(6.23%)         6.23%
         f. Class A-3 Interest                 297,186.58            5.19166675
         g. Class A-4 Remittance Rate(6.49%)         6.49%
         h. Class A-4 Interest                 479,129.66            5.40833335
         i. Class A-5 Remittance Rate(6.86%)         6.86%
         j. Class A-5 Interest                 318,904.25            5.71666667
         k. Class A-6 Remittance Rate(7.29%)         7.29%
         l. Class A-6 Interest                 755,644.95            6.07500000

    (3)  Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                 .00                   .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%,6.05%,6.23%,6.49%,6.86%,7.29%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 2


                         CUSIP#'S   393505-SD5,SE3,SF0,SG8,SH6,SJ2
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 1/15/98


                                                 Total $           Per $1,000
                                                 Amount            Original
                                               ----------         -----------

(4) Remaining:
       a. Unpaid Class A Interest
          Shortfall                                   .00                  .00

B.  Principal
    (5) Formula Principal Distribution
        Amount                               2,832,167.53                  N/A
        a. Scheduled Principal                 572,887.28                  N/A
        b. Principal Prepayments             2,025,713.85                  N/A
        c. Liquidated Contracts                434,342.67                  N/A
        d. Repurchases                                .00                  N/A
        e. Current Month Advanced Principal    945,185.25                  N/A
        f. Prior Month Advanced Principal   (1,145,961.52)                 N/A

    (6) Pool Scheduled Principal Balance   463,568,108.76

   (6b) Adjusted Pool Principal Balance    462,622,923.51         925.24584702
   (6c) Pool Factor                            0.92524585
    (7) Unpaid Class A Principal Shortfall
        (if any)following prior Remittance date       .00

    (8) Class A Percentage for such Remittance
        Date                                        91.94%

    (9) Class A Percentage for the following
        Remittance Date                             91.89%

   (10) Class A Principal Distribution:
        a. Class A-1                                  .00                  .00
        b. Class A-2                         2,832,167.53          43.48817704
        c. Class A-3                                  .00                  .00
        d. Class A-4                                  .00                  .00
        e. Class A-5                                  .00                  .00
        f. Class A-6                                  .00                  .00

                         GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%,6.05%,6.23%,6.49%,6.86%,7.29%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 3


                         CUSIP#'S   393505-SD5,SE3,SF0,SG8,SH6,SJ2
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 1/15/98


                                                 Total $           Per $1,000
                                                 Amount            Original
                                               ----------         -----------

   (11)  Class A-1 Principal Balance                  .00             .0000000
   (11a) Class A-1 Pool Factor                  .00000000

   (12)  Class A-2 Principal Balance        60,367,923.51          926.9546796
   (12a) Class A-2 Pool Factor                  .92695468

   (13)  Class A-3 Principal Balance        57,243,000.00         1000.0000000
   (13a) Class A-3 Pool Factor                 1.00000000

   (14)  Class A-4 Principal Balance        88,591,000.00         1000.0000000
   (14a) Class A-4 Pool Factor                 1.00000000

   (15)  Class A-5 Principal Balance        55,785,000.00         1000.0000000
   (15a) Class A-5 Pool Factor                 1.00000000

   (16)  Class A-6 Principal Balance       124,386,000.00         1000.0000000
   (16a) Class A-6 Pool Factor                 1.00000000

   (17)  Unpaid Class A Principal Shortfall
         (if any) following current Remittance
         Date                                         .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%,6.05%,6.23%,6.49%,6.86%,7.29%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 4

                         CUSIP#'S   393505-SD5,SE3,SF0,SG8,SH6,SJ2
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 1/15/98


C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

   (18)  31-59 days                          6,277,395.04                  191

   (19)  60 days or more                     7,743,579.49                  197

   (20)  Current Month Repossessions         1,164,263.63                   40

   (21)  Repossession Inventory              5,053,577.07                  165

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

   (22) Average Sixty-Day Delinquency Ratio Test

        (a)  Sixty-Day Delinquency Ratio for current Remittance Date      2.76%

        (b)  Average Sixty-Day Delinquency Ratio (arithmetic
             average of ratios for this month and two preceding
             months; may not exceed 3.5%)                                 1.52%

   (23) Average Thirty-Day Delinquency Ratio Test

        (a)  Thirty-Day Delinquency Ratio for current Remittance Date     1.35%

        (b)  Average Thirty-Day Delinquency Ratio (arithmetic
             average of ratios for this month and two preceding
             months; may not exceed 5.5%)                                 1.34%

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%,6.05%,6.23%,6.49%,6.86%,7.29%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 5


                         CUSIP#'S   393505-SD5,SE3,SF0,SG8,SH6,SJ2
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 1/15/98

   (24) Cumulative Realized Losses Test
        (a) Cumulative Realized Losses for the current Remittance
            Date (as a percentage of Cut-off Date Pool Principal
            Balance; may not exceed 5.5% from June 1, 2000 to
            May 31, 2001, 6.5% from June 1, 2001 to May 31,
            2002, 8.5% from June 1, 2002 to May 31, 2003 and
            and 9.5% thereafter)                                           .17%

   (25) Current Realized Losses Test
        (a) Current Realized Losses for current Remittance Date     205,477.68

        (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
            may not exceed 2.25%)                                          .46%

   (26) Class M-1 Principal Balance Test
        (a) The sum of Class M-1 Principal Balance and Class B
            Principal Balance (before distributions on current
            Remittance Date) divided by Pool Scheduled Principal
            Balance as of preceding Remittance Date (must equal
            or exceed 25.5%)                                             16.34%

   (27) Class B Principal Balance Test
        (a) Class B Principal Balance (before any distributions
            on current Remittance Date) as of such Remittance date
            greater than $7,437,576.00                                     .00

        (b) Class B Principal Balance (before any distributions
            on current Remittance Date) divided by pool Scheduled
            Principal Balance as of preceding Remittance Date is
            equal to or greater than 11.25%                               8.06%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.22%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 6


                         CUSIP#'S   393505-SK9
                         TRUST ACCOUNT #80-4149300
                         REMITTANCE DATE: 1/15/98


                                                 Total $           Per $1,000
                                                 Amount            Original
                                               ----------         -----------

CLASS M1 CERTIFICATES
---------------------
   (28) Amount available (including Monthly
        Servicing Fee)                       1,437,557.90

A. Interest
   (29) Aggregate interest
        a.  Class M-1 Remittance Rate (7.22%,
            unless Weighted Average Contract
            Rate is below 7.22%)                     7.22%
        b.  Class M-1 Interest                 233,145.83           6.01666658

  (30)  Amount applied to Class M-1 Interest
        Deficiency Amount                             .00                    0

  (31)  Remaining unpaid Class M-1 Interest
        Deficiency Amount                             .00                    0

  (32)  Amount Applied to:
        a.   Unpaid Class M-1 Interest Shortfall      .00                    0

  (33)  Remaining:
        a.   Unpaid Class M-1 Interest Shortfall      .00                    0

B.      Principal
  (34)  Formula Principal Distribution Amount         .00                  N/A
        a.   Scheduled Principal                      .00                  N/A
        b.   Principal Prepayments                    .00                  N/A
        c.   Liquidated Contracts                     .00                  N/A
        d.   Repurchases                              .00                  N/A

  (35)  Class M-1 Principal Balance         38,750,000.00        1000.00000000
  (35a) Class M-1 Pool Factor                  1.00000000

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.76%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 7



                         CUSIP#'S   393505-SL7,SM5
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 1/15/98


   (36)  Class M-1 Percentage for such Remittance
         Date                                         .00%

                                                 Total $           Per $1,000
                                                 Amount            Original
                                               ----------         -----------

   (37)  Class M-1 Principal Distribution:
         a.  Class M-1 (current)                      .00           0.00000000
         b.  Unpaid Class M-1 Principal Shortfall
             (if any) following prior Remittance
             Date                                     .00

   (38)  Unpaid Class M-1 Principal Shortfall
         (if any) following current Remittance Date   .00

   (39)  Class M-1 Percentage for the following
         Remittance Date                              .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                          1,204,412.07

(2)  Class B-1 Remittance Rate (7.23% unless
     Weighted Average Contract Rate is below 7.23%)  7.23%

(3)  Aggregate Class B1 Interest               120,500.00           6.02500000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                            .00                  .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                               .00                  .00

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.76%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 8


                         CUSIP#'S   393505-SL7,SM5
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 1/15/98


(6)   Amount applied to Class B1 Interest
      Deficiency Amount                               .00

(7)   Remaining Unpaid Class B-1 Interest
      Deficiency Amount                               .00

(8)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date        .00

(8a)  Class B Percentage for such Remittance Date     .00


                                                 Total $           Per $1,000
                                                 Amount            Original
                                               ----------         -----------

(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)          .00

(10a) Class B1 Principal Shortfall                    .00

(10b) Unpaid Class B1 Principal Shortfall             .00

(11)  Class B Principal Balance             37,500,000.00

(12)  Class B1 Principal Balance            20,000,000.00
(12a) Class B1 Pool Factor                     1.00000000


Class B2 Certificates
---------------------
(13)  Remaining Amount Available             1,083,912.07

(14)  Class B-2 Remittance Rate (7.76%
      unless Weighted Average Contract
      Rate is less than 7.76%)                       7.76%

(15)  Aggregate Class B2 Interest              113,166.67           6.46666686

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.76%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 9


                         CUSIP#'S   393505-RA2.RB0
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 1/15/98



(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                           .00                  .00

(17)  (Remaining Unpaid Class B2 Interest Shortfall   .00                  .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date        .00

(19)  Class B2 Principal Liquidation Loss Amount      .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                            .00

(21)  Guarantee Payment                               .00

(22)  Class B2 Principal Balance            17,500,000.00
(22a) Class B2 Pool Factor                     1.00000000


                                                 Total $           Per $1,000
                                                 Amount            Original
                                               ----------         -----------

(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                         194,417.11

(24)  3% Guarantee                             776,328.29

(25)  Class C Residual Payment                        .00

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.76%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                              CLASS BCERTIFICATES
                                 MONTHLY REPORT
                            DECEMBER 1997 - Page 10


                         CUSIP#'S   393505-SL7,SM5
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 1/15/98



(26)  Class M-1 Interest Deficiency on such
      Remittance Date                                 .00

(27)  Class B-1 Interest Deficiency on such
      Remittance Date                                 .00

(28)  Repossessed Contracts                  1,164,263.63

(29)  Repossessed Contracts Remaining
      in Inventory                           5,053,577.07

(30)  Weighted Average Contract Rate             10.30566